DEPRECIATION, AMORTIZATION AND IMPAIRMENT (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018		Dec. 31, 2017	Dec. 31, 2016
Depreciation Amortization And Impairment Details Abstract
Depreciation	$ (69.2)		$ (64.5)	$ (61.4)
Impairment	(14.6)	[1]	(0.2)	0.0
Subtotal (note 14)	(83.8)		(64.7)	(61.4)
Amortization	(45.1)		(44.0)	(42.3)
Subtotal (note 15)	(45.1)		(44.0)	(42.3)
Total	$ (128.9)		$ (108.7)	$ (103.7)

[1]	In 2018, Hudson impaired fixed assets related to locations that were performing below expectations. The aggregate recoverable amount for affected locations of USD 10.0 million, was based on value in use and determined at the cash-generating unit level.